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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 22, 1997

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           --------------------------

                        MELITA INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           GEORGIA                                            58-1378534
(State or Other Jurisdiction                              (I.R.S. Employer
     of Incorporation or                                Identification Number)
        Organization)


                          5051 PEACHTREE CORNERS CIRCLE
                          NORCROSS, GEORGIA 30092-2500
          (Address of Principal Executive Offices, Including Zip Code)

                           ---------------------------



If this Form relates to the registration     If this Form relates to the
of a class of debt securities and is         registration of a class of debt
effective upon filing pursuant to General    securities and is to become
Instruction A(c)(1) please check the         effective simultaneously with the
following box.  [ ]                          effectiveness of a concurrent
                                             registration statement under the
                                             Securities Act of 1933 pursuant to
                                             General Instruction A(c)(2) please
                                             check the following box. [ ]


        Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

        Securities to be registered pursuant to Section 12(g) of the Act:

     Title of Each Class                    Name of Each Exchange on Which
       to be Registered                     Each Class is to be Registered
       ----------------                     ------------------------------

Common Stock, no par value per share        Nasdaq National Market System

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THIS REGISTRATION STATEMENT CONTAINS A TOTAL OF 3 PAGES. CERTAIN EXHIBITS ARE
INCORPORATED IN THIS REGISTRATION STATEMENT BY REFERENCE TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-1 FILED FILED ON MARCH 6, 1997.



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               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The Registrant hereby incorporates by reference herein the description of the Registrant's Common Stock, no par value per share, appearing under the caption, "Description of Capital Stock," in the Prospectus contained in Amendment No.3 to the Registrant's Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on May 9, 1997 (Amendment No. 3 to the Registration No. 333-22855) (the "Securities Act Registration Statement"), and as such section may be amended until the time the Securities Act Registration Statement is declared effective. The Registrant's Restated Articles of Incorporation and Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to the Securities Act Registration Statement. The form of the Registrant's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws as they will exist on the effective date of this Registration Statement are filed as Exhibits 3.3 and 3.4, respectively, to the Securities Act Registration Statement.



ITEM 2.  EXHIBITS.

     The following exhibits are filed as part of the Registration Statement.


     2(a) Restated Articles of Incorporation of the Registrant dated June 4,
          1992, as amended February 7, 1997. (1)

     2(b) Bylaws of the Registrant. (2)

     2(c) Form of Amended and Restated Articles of Incorporation. (3)

     2(d) Form of Amended and Restated Bylaws. (4)

     2(e) Copy of form of stock certificate for the Registrant's Common Stock.
          (5)

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(1)  Incorporated herein by reference to Exhibit 3.1 to the Registrant's
     Registration Statement on Form S-1 (No.333-22855) filed March 6, 1997.
(2) Incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (No.333-22855) filed March 6, 1997.
(3) Incorporated herein by reference to Exhibit 3.3 to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (No. 383-22855) filed March 28, 1997.
(4) Incorporated herein by reference to Exhibit 3.4 to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (No. 383-22855) filed March 28, 1997.
(5) Incorporated herein by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-1 (No.333-22855) filed March 6, 1997.





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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MELITA INTERNATIONAL CORPORATION



                                        By: /s/ Mark B. Adams
                                           ----------------------------------
                                            Mark B. Adams
                                            Vice President--Finance and Chief
                                            Financial Officer

Date:    May 22, 1997